SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2022
SUBSEQUENT EVENTS.
SUBSEQUENT EVENTS

26. SUBSEQUENT EVENTS

On June 30, the Company entered into a definitive agreement with affiliates of an existing shareholder, NIO Capital. Pursuant to the definitive agreement, NIO Capital has agreed with the Company for the subscription of 714,285,714 senior convertible preferred shares for an aggregate amount of US$100 million, which will be paid in multiple installments. The first payment for the par value of these preferred shares of US$71.4 thousand was received by the Company. The remaining four installments of US$9.9 million, US$30 million, US$20 million and US$40 million will be received in September, December 2022, March and June 2023, respectively.

On June 30, 2022, pursuant to the shares subscription agreements the Company entered into with NIO Capital and Joy Capital, respectively, in June 2021 (Note 17), the Company received a total of US$7.5 million from Joy Capital for the subscription of 21,846,781 senior convertible preferred shares as the remaining part of the second tranche.

On July 19, 2022, the Company issued 183,495,146 Class A ordinary shares (par value US$0.0001 per share) to 58.com Holdings Inc. (“58.com”) in exchange for the full release of the Company’s obligations of US$63 million under the 2024 Notes which was further modified in July 2021 (Note 12). These shares were issued at a price equivalent to US$0.3433 per Class A ordinary share. In connection with the foregoing transaction, the Company and 58.com have mutually released the other party from claims arising out of certain obligations under certain historical transactions, primarily including 2B unreceived disposal consideration and accrued advertising expenses. The related impact to the Company's fiscal year 2023 second quarter results are not expected to be material.

On July 27, 2022, NIO Capital assigned its rights and obligations to an independent third party to subscribe for 14,564,520 senior convertible preferred shares for a total price of US$5 million under the second tranche of the financing transaction with NIO Capital and Joy Capital entered into in June 2021 (Note 17). On the same day, the Company received and closed the US$5 million through the issuance of a total of 14,564,520 senior convertible preferred shares to the independent third party. Following this closing, the second tranche of this financing transaction for the amount of US$50 million has been completed.

On July 28, 2022, the Company entered into a borrowing agreement with a third-party to obtain a total of RMB290 million loan with 5% annum interest rate due in December 2024. The equity interest in Jincheng is pledged in order to obtain this new loan (Note 8).